Exhibit 10.39
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
Amended and Restated Cross-License Agreement
     This Amended and Restated Cross-License Agreement (the “Agreement”) is entered into as of June 28, 2004 (the “Amendment Date”) and is hereby made effective as of April 9, 2002 (the “Effective Date”), by and between Micromet AG, having its principal offices at Staffelseestrasse 2, 81477 Munich, Germany (“Micromet”), and Enzon Pharmaceuticals, Inc., having its principal offices at 685 Route 202/206, Bridgewater, New Jersey 08807, USA (“Enzon”). Micromet and Enzon each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
     Whereas, the Parties have entered into that certain Cross-License Agreement, dated as of April 9, 2002 (the “Original License Agreement”), pursuant to which the Parties granted each other certain nonexclusive licenses with respect to certain patents owned by the Parties;
     Whereas, the Parties desire to amend and restate the Original License Agreement to reflect certain amendments agreed upon in connection with the amendment and restatement of that certain Amended and Restated Collaboration Agreement between Micromet and Enzon dated as of the Effective Date (the “Collaboration Agreement”);
     Now, therefore, in consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1. Definitions
     When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement. Unless the context indicates otherwise, the singular will include the plural and the plural will include the singular.
     1.1 “Affiliate” means a legal entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a legal entity; provided that, if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests
     1.2 “Antigen” means any structure with binding affinity to antibody variable domains.

     1.3 “BiTE Product” means any composition or formulation consisting of, containing or comprising a bi-specific Single Chain Antibody expressed as a single polypeptide chain, binding to T-cells for the diagnosis, prophylaxis or treatment of human or non-human diseases or conditions, but excluding any BiTE Research Product.
     1.4 “BiTE Research Product” means any composition or formulation consisting of, containing or comprising a bi-specific Single Chain Antibody expressed as a single polypeptide chain binding to T-cells used for research purposes and not for the diagnosis, prophylaxis or treatment of human or non-human diseases or conditions.
     1.5 “BLA” means a Biologics License Application, as defined in the U.S. Federal Food, Drug, and Cosmetics Act, as amended, and the regulations promulgated thereunder, or a foreign equivalent to such application.
     1.6 “Commencement” with respect to a clinical trial means the administration of the first dose to a patient in the clinical trial.
     1.7 “Commercialization Rights” means the right or option (whether or not ultimately exercised) to market, co-market, promote, co-promote or sell a product.
     1.8 “Consolidated Patent Portfolio” means the combined intellectual property portfolio consisting of the Enzon Licensed Patents and the Micromet Licensed Patents.
     1.9 “Control” or “Controlled” means, with respect to any know-how, Patent, or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, or grant a license, sublicense or other right to or under, such know-how, Patent or right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party.
     1.10 “Curis Cross-License Agreements” means those certain cross-license agreements dated as of November 23, 1993, between Enzon and Creative BioMolecules, Inc., with respect to which Curis, Inc. was the assignee of Creative BioMolecules, Inc., and with respect to which Micromet was the assignee of Curis, Inc.
     1.11 “Diagnostic SCA Product” means an SCA Product that is under development, approved or used for the diagnosis of human diseases or conditions.
     1.12 “Enzon License” has the meaning assigned to it in section 2.2.1.
     1.13 “Enzon Licensed Patents” means those Patents now owned by or licensed to Enzon which were the subject of a nonexclusive license to Micromet, as ultimate assignee of Creative BioMolecules, Inc., pursuant to the Curis Cross-License Agreements, including without limitation those Patents identified in Appendix A hereto, but excluding any Collaboration Patents (as defined in the Collaboration Agreement).
     1.14 “Enzon Pipeline Product” means any Licensed Product, other than a BiTE Product or BiTE Research Product, as to which (a) Enzon obtains or retains Commercialization

Rights (whether exclusive or co-exclusive) in one or more Major Market Countries, or (b) Enzon or any of its Affiliates has filed or will file an IND in its own name.
     1.15 “Exploit” or “Exploitation” means to make, have made, import, use, sell, offer for sale, or otherwise dispose of a product, including all discovery, research, development, registration, modification, enhancement, improvement, manufacture, storage, formulation, exportation, transportation, distribution, promotion and marketing activities related thereto.
     1.16 “First Phase III Trial” means the first controlled, randomized human clinical trial the results of which could be or are used to establish the safety and efficacy of a pharmaceutical product as a basis for a BLA, or that would otherwise satisfy the requirements of 21 CFR 312.21(c).
     1.17 “IL-2 Agreement” means that certain IL-2 License Agreement between the Parties, dated as of the Amendment Date, relating to the transfer of certain rights and obligations with respect to products binding to IL-2.
     1.18 “IND” means an investigational new drug application filed with the United States Food and Drug Administration or its foreign equivalent, in each case for authorization to commence human clinical trials.
     1.19 “Industrial SCA Product” means any composition or formulation consisting of, containing or comprising one or more Single Chain Antibodies intended for any use other than for research or the diagnosis, prophylaxis, or treatment of disease or conditions in humans and other animals.
     1.20 “Licensed Product” means any SCA Product, Non-Human SCA Product, Research Product, Industrial SCA Product, BiTE Product, or BiTE Research Product, the composition, manufacture, use of which is claimed by one or more Valid Claims of the Consolidated Patent Portfolio.
     1.21 “Micromet License” has the meaning assigned to it in section 2.1.1.
     1.22 “Major Market Country” means the [***].
     1.23 “Micromet Licensed Patents” means those Patents now owned by or licensed to Micromet which were the subject of a nonexclusive sublicense to Enzon pursuant to the Curis Cross-License Agreements, including without limitation those Patents identified in Appendix B hereto, but excluding any Collaboration Patents (as defined in the Collaboration Agreement).
     1.24 “Micromet Pipeline Product” means any Licensed Product as to which (a) Micromet obtains or retains Commercialization Rights (whether exclusive or co-exclusive) in one or more Major Market Countries, or (b) Micromet or its Affiliates has filed or will file an IND in its own name.

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     1.25 “Net Sales” means all consideration received by a Party, an Affiliate, or a sublicensee for the sale or other transfer or disposition of Licensed Products, less returns and customary trade discounts actually taken, outbound freight, value added, sales or use taxes, tariffs, and custom duties. For the avoidance of doubt, the above definition of Net Sales includes sales made by a sublicensee as if such sales were made directly by a Party. In the case of transfers of products to an Affiliate or sublicensee by a Party for sale or other disposition of such products to Third Parties by such Affiliate or sublicensee, Net Sales will be the greater of the total fees and other consideration charged by the Affiliate or sublicensee to Third Parties or the total fees and consideration charged by the Party to the Affiliate or sublicensee, but not both amounts, and no unit of any product will be subject to more than one sale or disposition that qualifies as a Net Sale, regardless of the number or form of sales or dispositions of such unit.
     1.26 “Non-Human SCA Product” means any composition or formulation consisting of, containing or comprising one or more Single Chain Antibodies under development, approved or used for the diagnosis, prophylaxis or treatment of non-human diseases or conditions, but excluding any BiTE Products.
     1.27 “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction, and (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like, and any provisional applications, of any such patents or patent applications.
     1.28 “Pegylated TNF-alpha Agreement” means that certain PEG TNF-alpha License Agreement between the Parties, dated as of the Amendment Date, relating to the transfer of certain rights and obligations with respect to a Pegylated Single Chain Antibody binding to TNF-alpha developed under the Collaboration Agreement.
     1.29 “Research Product” means a product consisting of, containing or comprising one or more Single Chain Antibodies used for research purposes and not intended, under development or used for the diagnosis, prophylaxis or treatment of human or non-human diseases or conditions, but excluding any BiTE Research Product.
     1.30 “SCA Product” means any composition or formulation consisting of, containing or comprising one or more Single Chain Antibodies that is under development, approved or used for the diagnosis, prophylaxis or treatment of human diseases or conditions, but excluding any BiTE Product.
     1.31 “Single Chain Antibody” means a single chain polypeptide having binding affinity for an antigen and a defined amino acid sequence whereby such polypeptide comprises (i) a first polypeptide segment having a light chain variable region, (ii) a second polypeptide having a heavy chain variable region, and (iii) at least one peptide linker linking the first and second polypeptides into a single chain polypeptide.
     1.32 “Term” has the meaning assigned to it in section 7.1.
     1.33 “Therapeutic SCA Product” means an SCA Product under development or approved for the treatment or prophylaxis of human diseases or conditions.

     1.34 “Third Party” means any party other than Micromet, Enzon or their respective Affiliates.
     1.35 “Third Party Collaboration Agreement” means any agreement executed during the Term between a Party and a Third Party under which (a) such Party grants to such Third Party a license to intellectual property or other rights Controlled by such Party (other than or in addition to any Patent within the Collaboration Patents or the Consolidated Patent Portfolio) which intellectual property or other rights are required for the performance of the research and development activities to be performed under the agreement or for the Exploitation of products resulting from such activities; and (b) each party to such agreement performs substantial research or development activities pursuant to such agreement.
     By way of example but not limitation, such an agreement will qualify as a “Third Party Collaboration Agreement” if the terms include (1) dedicated research funding paid by the Third Party to the Party, or from the Party to the Third Party, of at least US$[***] over a period of [***] following the execution of such agreement for the conduct of research pursuant to such agreement, or (2) the performance of a project plan over a period of not less than [***] with aggregate project costs for research activities of not less than US$[***] of which not less than US$[***] are incurred by the Party (regardless of whether or not such costs are reimbursed by the Third Party), or (3) governance provisions that provide [***] regarding the research activities to be performed by the parties prior to the filing of an IND. For the avoidance of doubt, “Third Party Collaboration Agreement” does not include any fee-for-service arrangement, or arrangement wherein the extent of a Party’s collaboration is so limited that the grant of rights is in effect a naked license grant.
     1.36 “Third Party Collaboration Product” means a product that is developed under and pursuant to a Third Party Collaboration Agreement.
     1.37 “Valid Claim” means (a) any claim of an issued and unexpired patent within the Enzon Licensed Patents or the Micromet Licensed Patents which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in an unappealed or unappealable decision, and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise, or (b) a pending claim in a pending patent application within the Enzon Licensed Patents or the Micromet Licensed Patents. Notwithstanding clause (b) above, in the event that a pending claim in a pending patent application does not issue as a valid and enforceable claim in an issued patent within [***] years after the earliest date from which such patent application claims priority, such a pending claim will not be a Valid Claim, unless and until such pending claim subsequently issues as a valid and enforceable claim in an issued patent, in which case such claim will be reinstated and be deemed to be a Valid Claim as of the date of issuance of such patent.

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2. Grant Of License
     2.1 License Grant By Micromet.
          2.1.1 Micromet hereby grants to Enzon a non-exclusive, worldwide, royalty-bearing (as provided in section 3) license under the Micromet Licensed Patents to Exploit Licensed Products other than BiTE Products (the “Micromet License”), provided, however, that the Exploitation of BiTE Research Products will be limited to research activities that do not include administration to humans of a BiTE Research Product. Under no circumstances will Enzon engage in any commercial exploitation of BiTE Research Products (including, without limitation, any sale of such products and any development activities aimed at creating BiTE Research Products for commercial sale). The Micromet License shall be subject to the field limitations set forth on Appendix C.
          2.1.2 Enzon may grant and authorize the grant of sublicenses under the Micromet License and may grant licenses under the Enzon Licensed Patents only for Enzon Pipeline Products and Third Party Collaboration Products.
     2.2 License Grant By Enzon.
          2.2.1 Enzon hereby grants to Micromet a non-exclusive, worldwide, royalty-bearing (as provided in section 3) license, under the Enzon Licensed Patents to Exploit Licensed Products other than BiTE Products and BiTE Research Products (the “Enzon License”). The Enzon License shall be subject to the field limitations set forth on Appendix C.
          2.2.2 Except as otherwise permitted in that certain Exclusive IP Marketing Agreement between Micromet and Enzon dated as of the Effective Date (the “Marketing Agreement”), Micromet may grant and authorize the grant of sublicenses under the Enzon License only for Micromet Pipeline Products and Third Party Collaboration Products.
          2.2.3 Enzon hereby grants to Micromet an exclusive (even as to Enzon), worldwide, fully-paid, royalty-free, perpetual, irrevocable, non-terminable, license, with the right to grant and authorize the grant of sublicenses, under the Enzon Licensed Patents to Exploit any BiTE Products and BiTE Research Products (subject to Enzon’s right to Exploit BiTE Research Products in connection with research activities that do not include administration to humans of a BiTE Research Product); provided, that under no circumstances will Enzon engage in any commercial exploitation of BiTE Research Products (including, without limitation, any sale of such products and any development activities aimed at creating BiTE Research Products for commercial sale).
     2.3 Amending Field Limitations. The field limitations listed in Appendix C set forth the understanding of the Parties as of the Effective Date regarding the scope of such limitations arising from license agreements under which licenses to Patents within the Consolidated Patent Portfolio were granted to Third Parties prior to the Effective Date. Upon request of a Party, the Parties will amend Appendix C as necessary to include additional or different limitations of which the requesting Party in good faith was unaware as of the Effective Date. Furthermore, upon expiration or termination of a license agreement that was the basis of a limitation listed in Appendix C, such limitation will be deemed stricken from Appendix C as of the date of such expiration or termination.
3. Milestones and Royalties
     3.1 Milestone Payments and Royalty Rates.
          3.1.1 Milestones.
               (a) Each Party will pay to the other Party the following milestone payments for each Therapeutic SCA Product that is a Licensed Product Exploited by it, an Affiliate, or sublicensee:
     Milestones:

Upon acceptance of the first IND	US$[***]
Upon Commencement of First Phase III Trial*	US$[***]
Upon the first BLA approval in the United States	US$[***]

*	If this milestone has not been paid before the first filing of the BLA, it will be paid on the date of such filing.
               (b) Each Party will pay to the other Party the following milestone payments for (i) each Diagnostic SCA Product that is a Licensed Product, and (ii) each Non-Human SCA Product that is a Licensed Product, in each case that is Exploited by it, an Affiliate, or sublicense:
Milestones:

Upon the first commercial sale	US$[***]
Upon cumulative sales reaching US$[***]	US$[***]
          3.1.2 Royalties. Except as provided below and in section 3.1.3, each Party will pay to the other Party the following royalties on Net Sales of each Licensed Product Exploited by it, an Affiliate, or sublicensee:
     Royalties on annual worldwide Net Sales at the following incremental levels:

On Net Sales of each Licensed Product below US$[***]:	[***]	%
On Net Sales of each Licensed Product between US$[***]and US$[***]:	[***]	%
On Net Sales of each Licensed Product over US$[***]:	[***]	%

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     The royalty payment obligations of Micromet and Enzon under this section 3.1.2: (a) arise without regard to the identity of the applicable Patents within the Consolidated Patent Portfolio (i.e., Enzon will pay royalties to Micromet even if the only applicable Patents are Enzon Licensed Patents, and Micromet will pay royalties to Enzon even if the only applicable Patents are Micromet Licensed Patents), and (b) will expire on a product-by-product and country-by-country basis upon the expiration of the last to expire Valid Claim embracing such product (or the manufacture or use thereof) in a particular country. For the avoidance of doubt, the royalty payment obligations of Micromet and Enzon under this section 3.1.2 arise only for Licensed Products that are made, used, or sold in countries wherein such activities are embraced by one or more Valid Claims within the Consolidated Patent Portfolio (each such country a “Royalty Country”), and the determination of the Net Sales level and the applicable royalty rate with respect to a particular Licensed Product are made based on the total Net Sales of such Licensed Product generated in all Royalty Countries in a particular calendar year.
          3.1.3 Notwithstanding anything in this Agreement to the contrary, Micromet has no obligation to pay any royalties to Enzon with respect to BiTE Products Exploited by Micromet, its Affiliates or sublicensees under this Agreement, and neither Party has an obligation to pay any royalties to the other Party with respect to BiTE Research Products Exploited by it, its Affiliates or sublicensees under this Agreement.
          3.1.4 No milestone or royalty payments will be due under this Agreement for Licensed Products jointly Exploited by both Parties under the terms of the Collaboration Agreement or any Product Development and Commercialization Agreement (as defined in the Collaboration Agreement) executed thereunder and the financial terms of such other agreements will govern with respect to products Exploited under such other agreements. In addition no royalties or milestone payments will be due under this Agreement with respect to the Exploitation of Licensed Products by Micromet under the terms of the IL-2 Agreement or by Enzon under the terms of the Pegylated TNF-alpha Agreement.
          3.1.5 If Micromet grants a Consolidated Patent License (as defined in the Marketing Agreement) for Third Party SCA Products (as defined in the Marketing Agreement) Exploited for the treatment or prophylaxis of human diseases or conditions that does not provide for at least either (a) an upfront license fee of at least US$[***] in cash or cash equivalents payable upon execution of same, or (b) license fees and milestone payments totaling at least US$[***]in cash or cash equivalents and a royalty equal to at least [***]% of the [***], then the milestones and royalties that Enzon is obligated to pay to Micromet under sections 3.1.1(a) and 3.1.2 above will be reduced (effective as of the grant of such Consolidated Patent License) at Enzon’s option to the extent necessary to equal those of such Consolidated Patent License.
     3.2 Payment.
          3.2.1 Payment of Milestones. The Party achieving a development milestone that triggers a milestone payment obligation pursuant to section 3.1 will give notice to the other

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Party within [***] of achieving each milestone, and will make the corresponding milestone payment within [***] of the achievement of the corresponding milestone event.
          3.2.2 Payment of Royalties. A Party who is obligated to make royalty payments pursuant to section 3.1 will provide to the other Party within [***] after the end of each calendar quarter a written report with such Party’s good faith estimate of Net Sales accrued in the preceding calendar quarter and the royalties payable thereon. Such Party will make royalty payments to the other Party for products sold during a calendar quarter within [***] of the last day of that calendar quarter. Each royalty payment will be accompanied by a written report for that calendar quarter showing the cumulative Net Sales of the applicable product sold by such Party, its Affiliates and its sublicensees on a country-by-country basis worldwide during the quarterly reporting period and the corresponding royalties payable under this Agreement.
          3.2.3 Payment Method. All amounts due hereunder will be paid in US Dollars by wire transfer in immediately available funds to an account designated by the receiving Party. Any payments or portions thereof due hereunder which are not paid on the date such payments are due will bear interest from the due date until the date of payment at the rate which is the lower of (i) [***]% over the overnight London Interbank Offering Rate in effect on the due date or (ii) the highest rate permitted by applicable law, calculated on the number of days such payment is delinquent, compounded monthly.
          3.2.4 Currency Conversion for Milestone Payments and Calculation of Net Sales. For any currency conversion required in connection with any payment hereunder, or in determining the amount of royalties due, such conversion will be made at the prevailing commercial rate of exchange for purchasing the currency into which an amount is to be converted as publicly announced by Citibank N.A. (or its successor) in New York on the last business day of the calendar quarter to which such payments relate. The Net Sales used for computing the royalties will be computed in US Dollars. For purposes of determining the amount of royalties due, the amount of Net Sales in any foreign currency will be computed by converting such amount into US Dollars as provided in this section above.
          3.2.5 Records Retention. Each Party will maintain complete and accurate books, records and accounts in sufficient detail to confirm the accuracy of any payments required hereunder, which books, records and accounts will be retained by such Party until [***] years after the end of the period to which such books, records and accounts pertain.
          3.2.6 Audit. Each Party will have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to the audited Party, to have access during normal business hours, and upon reasonable prior written notice, to such of the records of the other Party as may be reasonably necessary to verify the accuracy of information needed to calculate payments required hereunder (“Payment Information”) for any calendar quarter ending not more than [***] months prior to the date of such request; provided, however, that the auditing Party will not have the right to conduct more than [***]. The accounting firm will disclose to both Parties whether such Payment Information

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is correct or incorrect and the specific details concerning any discrepancies. The auditing Party will bear all costs of such audit, unless the audit reveals an underpayment of more than [***]% from the amount paid, in which case the other Party will bear the cost of the audit.
          3.2.7 Payment of Additional Amounts. If, based on the results of any audit, additional payments are owed by a Party under this Agreement, such Party will make such additional payments promptly after the accounting firm’s written report is delivered to both Parties. If, based on the results of any audit, payments made pursuant to section 3.1 exceeded payments indicated by the audit as being due thereunder, such excess will be credited against future amounts owed by the applicable Party under section 3.1.
          3.2.8 Confidentiality. Each Party will treat all information subject to review under this section 3.2 in accordance with the confidentiality provisions of section 6 and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.
4. Filing, Prosecution and Maintenance of Patent Rights
     4.1 Each Party will be solely responsible and bear all costs for the preparation, filing, prosecution and maintenance of its licensed Patents in its sole and absolute discretion.
     4.2 If either Party elects not to continue prosecution or maintenance of any of its licensed Patents, such Party will so notify the other Party at least [***] days prior to the final due date of a response to any official action or on which a maintenance fee is due or other action is required to maintain such Patent in force or continue prosecution of such Patent (in the case of a patent application). The other Party (the “Continuing Party”) may elect to continue prosecution or maintenance of such Patent, at its sole expense, in which event the non-Continuing Party will assign such Patent to the Continuing Party and such Patent will be deemed a licensed Patent of the Continuing Party, i.e., one of the Enzon Licensed Patents if Enzon is the Continuing Party and one of the Micromet Licensed Patents if Micromet is the Continuing Party.
     4.3 Each Party will be solely responsible and bear all costs for (and enjoy all recovery from) any inter partes actions concerning its licensed Patents, including but not limited to reexaminations, oppositions, interferences, and infringement actions, all in its sole and absolute discretion.
     4.4 Each Party will (i) promptly notify the other of any actions that may arise pursuant to section 4.3 and (ii) provide the other on an annual basis a report on the status of its activities described in section 4.1.
5. Representation and Warranties
     5.1 Reciprocal Representations and Warranties. Each Party represents and warrants to the other Party that: (i) it has the right to grant the licenses granted by it pursuant to

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this Agreement; and (ii) the licenses so granted do not conflict with or violate the terms of any agreement, assignment, or encumbrance between such Party and any person or company.
     5.2 Curis. Micromet represents and warrants as of the Amendment Date that (i) Micromet has fully and faithfully performed all obligations under that certain Agreement for Purchase and Sale of Single-Chain Polypeptide Business dated as of June 29, 2001, between Micromet and Curis, Inc. (hereafter, the “Curis Transfer Agreement”), (ii) the Curis Transfer Agreement is in full force and effect, (iii) there have been no events of breach by Micromet of the Curis Transfer Agreement which would materially affect in an adverse manner Enzon’s rights under this Agreement, and (iv) Micromet has not received from Curis any notification, written or oral, that Micromet has been, is, or may be in breach of the Curis Transfer Agreement. Micromet will take all action necessary to maintain the Curis Transfer Agreement in full force and effect. Micromet will immediately notify Enzon, and provide copies of all communications, if Curis makes any claim or demand for reassignment to Curis of any or all of the patents that were the subject of the Curis Transfer Agreement.
     5.3 Creative BioMolecules. Micromet represents and warrants that it is the assignee of Curis, Inc. The Parties understand that Curis, Inc. is the successor of Creative BioMolecules, Inc. with respect to the Curis Cross-License Agreements, and that the Parties have full power and authority to terminate such agreements.
     5.4 DISCLAIMER OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 5.1, 5.2, AND 5.3, ENZON AND MICROMET MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND ENZON AND MICROMET EACH SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
6. Confidentiality
     6.1 Definition. “Confidential Information” means any scientific and manufacturing information and plans; marketing and business plans; and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business disclosed by one Party to the other pursuant to this Agreement.
     6.2 Exclusions.
          6.2.1 Notwithstanding the foregoing, information of a Party will not be deemed Confidential Information with respect to a receiving Party for purposes of this Agreement if such information:
               (a) was already known to the receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use, at the time of disclosure to the receiving Party;

               (b) was generally available or known to parties reasonably skilled in the field to which such information or know-how pertains, or was otherwise part of the public domain, at the time of its disclosure to the receiving Party;
               (c) became generally available or known to parties reasonably skilled in the field to which such information or know-how pertains, or otherwise became part of the public domain, after its disclosure to the receiving Party through no fault of or breach of its obligations under this section 6 by the receiving Party;
               (d) was disclosed to the receiving Party other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Party that Controls such information and know-how not to disclose such information or know-how to others; or
               (e) was independently discovered or developed by the receiving Party or its Affiliates, as evidenced by their written records, without the use of, and by personnel who had no access to, Confidential Information belonging to the Party that Controls such information and know-how.
          6.2.2 Specific aspects or details of Confidential Information will not be deemed to be within the public domain or in the possession of a Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of such Party. Further, any combination of Confidential Information will not be considered in the public domain or in the possession of a Party merely because individual elements of such Confidential Information are in the public domain or in the possession of such Party unless the combination and its principles are in the public domain or in the possession of such Party.
     6.3 Disclosure and Use Restriction. Except as expressly provided herein, the Parties agree that, for the Term and for [***] thereafter, each Party and its Affiliates and sublicensees will keep completely confidential and will not publish or otherwise disclose and will not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information of the other Party, its Affiliates or sublicensees.
     6.4 Authorized Disclosure. Each Party may disclose Confidential Information of the other Party to the extent that such disclosure is:
          6.4.1 made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Party will first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;

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          6.4.2 otherwise required by law; provided, however, that the disclosing Party will provide such other Party with notice of such disclosure in advance thereof to the extent practicable;
          6.4.3 made by such Party to the regulatory authorities as required in connection with any filing of BLAs, marketing approval applications, or similar applications or requests for regulatory approvals; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;
          6.4.4 made by such Party, in connection with the performance of this Agreement, to Affiliates, permitted sublicensees, research parties, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this section 6; or
          6.4.5 made by such Party to existing or potential acquirers or merger candidates; existing or potential pharmaceutical collaborators (to the extent contemplated hereunder); investment bankers; existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing; or Affiliates, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this section 6. Notwithstanding this section 6.4.5, neither Party will disclose any item of the other Party’s Confidential Information to any existing or potential acquirer or merger partner that is substantially involved in the Exploitation of Single Chain Antibodies without first providing such other Party with reasonable advance written notice of each such disclosure.
     6.5 Use of Name. Neither Party will make public use of the other Party’s name except (a) in connection with announcements and other permitted disclosures relating to this Agreement and the activities contemplated hereby, (b) as required by applicable law, and (c) otherwise as agreed in writing by such other Party.
     6.6 Press Releases.
          6.6.1 With respect to any press releases and other written public disclosures relating to this Agreement or the Parties’ relationship hereunder (“Proposed Disclosures”), each Party will use reasonable efforts to submit to the other Party a draft of such Proposed Disclosures for review and comment by the other Party at least [***] prior to the date on which such Party plans to release such Proposed Disclosure, and in any event will submit such drafts at least [***] prior to the release of such Proposed Disclosure, and will review and consider in good faith any comments provided in response.
          6.6.2 If a Party is unable to comply with the foregoing [***] notice requirement because of a legal obligation or stock exchange requirement to make more rapid disclosure, such Party will not be in breach of this Agreement but will in that case give telephone notice to a senior executive of the other Party and provide a draft disclosure with as much notice as possible prior to the release of such Proposed Disclosure.

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          6.6.3 A Party may publicly disclose without regard to the preceding requirements of this section 6.6 information that was previously disclosed in a Proposed Disclosure that was in compliance with such requirements.
          6.6.4 The requirements of this section 6.6 will not apply to public disclosures, written or otherwise regarding a Party’s Pipeline Products or Third Party Collaboration Products that do not specifically refer to this Agreement or the Parties’ relationship hereunder.
     6.7 Terms of Agreement to be Maintained in Confidence. Subject to the provisions of this section 6, including the exception for any public disclosures made in compliance with the terms of section 6.6, the Parties agree that the terms of this Agreement are confidential and will not be disclosed by either Party to any Third Party (except to a Party’s professional advisor) without advance written permission of the other Party; provided, that either Party may make any filings of this Agreement required by law or regulation in any country so long as such Party uses its reasonable efforts to obtain confidential treatment for portions of this Agreement as available, consults with the other Party, and permits the other Party to participate, to the extent practicable, in seeking a protective order or other confidential treatment; and provided, further, that either Party may disclose the terms of this Agreement to a Third Party (and its professional advisors) when such disclosure is reasonably necessary in connection with (i) the grant of a license or sublicense of the licensed Patents to such Third Party, (ii) a merger, acquisition, placement, investment, or other such transaction with such Third Party, or (iii) the sale of securities to or other financing from such Third Party or a financing underwritten by such Third Party, in which case disclosure may be made to any person or entity to whom such Third Party sells such securities (and its professional advisers). Advance written permission for disclosure will not be required when a Party is ordered to disclose information concerning the Agreement by a competent tribunal or such disclosures are required by law, regulation, or stock exchange rules, except that such Party will make all reasonable efforts to limit any disclosure as may be required in the course of legal proceedings by entry of an appropriate protective and confidentiality order, and will provide the other Party with as much advance notice of such circumstances as is practicable.
7. Term and Termination
     7.1 Term. This Agreement is effective as of the Effective Date and will expire upon the expiration of the last to expire Patent within the Consolidated Patent Portfolio (the “Term”).
     7.2 Termination for Material Breach.
          7.2.1 Any material failure by a Party to comply with any of its material obligations contained herein (“Default”) will entitle the Party not in default to give to the Party in Default written notice specifying the nature of the Default, requiring the defaulting Party to make good or otherwise cure such Default.
          7.2.2 If such Default is not cured within [***] after the receipt of notice pursuant to section 7.2.1 above (or, if such Default cannot be cured within such [***] period, if

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the Party in Default does not commence actions to cure such Default within such [***] period and thereafter diligently continue such actions or if such Default is not otherwise cured within [***]after the receipt of such notice, except in the case of a payment Default, as to which the defaulting Party will have only a [***] cure period), the Party not in Default will be entitled, on written notice to the other Party and without prejudice to any of its other rights conferred on it by this Agreement to seek a determination by a court of competent jurisdiction, in accordance with the procedures set forth in section 10.4 hereof, that such Default constitutes a material breach of this Agreement for which termination of this Agreement is authorized by law (such determination a “Finding of Justifiable Termination”).
          7.2.3 Upon a Finding of Justifiable Termination, the Party not in default will be entitled, in addition to any other remedies available to it by law or in equity, to terminate this Agreement, unless the breaching Party has cured such Default within [***] after delivery of the Finding of Justifiable Termination.
     7.3 Consequences of Expiration and Termination.
          7.3.1 For Material Breach. Upon termination of this Agreement by a Party pursuant to section 7.2, (i) all licenses granted by the terminating Party to the defaulting Party will terminate (except as provided in section 7.3.2); (ii) the licenses granted by the defaulting Party will survive (subject to continued performance by the terminating Party of its royalty obligations, if any); and (iii) the milestone and royalty obligations set forth in section 3 with respect to the surviving licenses will continue.
          7.3.2 Survival of Certain Sublicenses. Sublicenses granted by a defaulting Party to a Third Party will survive termination of the defaulting Party’s license under section 7.3.1(i); provided, that (x) such Third Party is not the cause of the default, (y) such Third Party is not in breach of, and continues to fully perform all obligations under, its sublicense agreement, and (z) the terminating Party continues to receive from such Third Party all royalty and milestone payments set forth in section 3.1 due on account of Net Sales of Licensed Products by such Third Party.
          7.3.3 Obligations Continue. Expiration or termination of this Agreement will not relieve the Parties of any obligation accruing prior to such expiration or termination. The provisions of sections 2.2.3, 3.1.4, 3.2.3 to 3.2.8, 5.4, 6 (except 6.6), 7.3, 8, 9 and 10 will survive termination or expiration of this Agreement.
8. Indemnification and Insurance
     8.1 Indemnification of Micromet. Enzon will indemnify Micromet, its Affiliates, and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) in connection with any and all liability suits, investigations, claims or demands (collectively, “Losses”) by Third Parties arising from or

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occurring as a result of or in connection with Exploitation by Enzon of Licensed Products under the Micromet License.
     8.2 Indemnification of Enzon. Micromet will indemnify Enzon, its Affiliates, and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all Losses by Third Parties arising from or occurring as a result of or in connection with Exploitation by Micromet of Licensed Products under the Enzon License, including any claims of Curis, Inc. for payment of license fees or royalties in connection with such Exploitation.
     8.3 Indemnification Procedure.
          8.3.1 Notice of Claim. The indemnified Party will give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under section 8.1 or section 8.2, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). The indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses. All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by such Party to this Agreement (the “Indemnified Party”).
          8.3.2 Third Party Claims. The obligations of an Indemnifying Party under this section 8 with respect to Losses arising from claims of any Third Party that are subject to indemnification as provided for in section 8.1 or 8.2 (a “Third Party Claim”) will be governed by and be contingent upon the following additional terms and conditions:
               (a) Control of Defense.
                    (i) At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within 30 days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.
                    (ii) Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party. In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim. Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim.

               (b) Right to Participate in Defense. Without limiting section 8.3.2(a), any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (ii) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with section 8.3.2(a) (in which case the Indemnified Party will control the defense).
               (c) Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate, and will transfer to the Indemnified Party all amounts which said Indemnified Party will be liable to pay prior to the time prior to the entry of judgment. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with section 8.3.2(a), the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion). The Indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the Indemnifying Party. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party.
               (d) Cooperation. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.
     8.4 Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim will be reimbursed on a calendar quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

     8.5 Insurance. Each Party will have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated, and will upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.
9. Limitation of Liability
     IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAD OR SHOULD HAVE HAD KNOWLEDGE, ACTUAL OR CONSTRUCTIVE, OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT. THE FOREGOING LIMITATIONS WILL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND WILL NOT LIMIT EITHER PARTY’S INDEMNITY OBLIGATIONS TO THE OTHER PARTY UNDER THIS AGREEMENT. The foregoing limitations on liability and exclusions of damages: (a) are a fundamental element of the basis of the bargain between the Parties and this Agreement would not be entered into without such limitations and exclusions; and (b) shall apply notwithstanding any failure of essential purpose of any limited remedy herein.
10. Miscellaneous
     10.1 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Micromet or Enzon are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code except as may otherwise be required by any provision under German insolvency laws. The Parties agree that the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code to the extent not otherwise required under German insolvency laws. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, or the German Insolvency Act (Insolvenzordnung), as the case may be, the Party hereto that is not a Party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefore, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefore by the non-subject Party.
     10.2 Assignment. Without the prior written consent of the other Party hereto (which such consent may be granted, withheld or conditioned at the other Party’s sole and absolute discretion), neither Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party hereto may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other Party (a) to any Affiliate of such Party; or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates, and provided, further, in either case that such assignment may occur only together with a permitted assignment of both the Collaboration Agreement (if then in force) and the Marketing Agreement (if then in force) to such assignee. The assigning Party (except if it is not the surviving entity) will remain jointly and severally liable with the relevant Affiliate or Third Party assignee under this Agreement, and the relevant Affiliate assignee, Third Party assignee or surviving entity will assume in writing all of the assigning Party’s obligations under this Agreement. Any purported assignment or transfer in violation of this section will be void ab initio and of no force or effect.
     10.3 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties herein. To the fullest extent permitted by applicable law, each Party hereby waives any provision of law that would render any provision prohibited or unenforceable in any respect.
     10.4 Governing Law; Dispute Resolution.
          10.4.1 This Agreement, its interpretation and construction, and any controversy, claim or dispute between the Parties related to or arising out of this Agreement or the Original License Agreement (each a “Dispute”), including any Dispute relating to the Parties’ relationship created hereby, the negotiations for and entry into this Agreement or the Original License Agreement, its conclusion, binding effect, amendment, coverage, or termination, or the performance or alleged non-performance of a Party of its obligations under this Agreement or the Original License Agreement, will be governed by the laws of the State of New York applicable to contracts made and wholly performed within such jurisdiction by residents of such jurisdiction and without reference to its choice of law principles.
          10.4.2 The Parties will try to settle any Dispute amicably between themselves. In the event of a Dispute, a Party may notify the other Party in writing of such Dispute. If the Parties are unable to resolve the Dispute within [***] of receipt of the written notice by the other Party, such dispute will be referred to the [***] who will use their good faith efforts to resolve the Dispute within [***] after it was referred to the [***].

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          10.4.3 If a Dispute is not resolved [***] pursuant to section 10.4.2, either Party may bring an action in the federal courts or State courts located in New York County, State of New York, which will have exclusive jurisdiction (without prejudice to the right to seek removal to federal courts) over any such Disputes. The Parties submit to the personal jurisdiction of such courts for any such action, agree that such courts provide a convenient forum for any such action, and waive any objections or challenges to venue.
     10.5 Notices. All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided herein), or sent by internationally-recognized overnight courier addressed as follows:
     If to Enzon, to:
Enzon Pharmaceuticals, Inc.
685 Route 202/206
Bridgewater, New Jersey 08807
USA
Attention: Chief Executive Officer
Facsimile: (908) 575-1843
with a copy to:
Enzon Pharmaceuticals, Inc.
685 Route 202/206
Bridgewater, NJ 08807
Attention: General Counsel
Facsimile: (908) 541-8838
and
Kenyon & Kenyon
One Broadway
New York, NY 10004-1050
Attention: Charles A. Weiss, Esq.
Facsimile: (212) 425-5288
     If to Micromet, to:
Micromet AG
Staffelseestrasse 2
81477 Munich
Germany
Attention: Chief Executive Officer
Facsimile: ++49 89 895-277 285

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with a copy to:
Cooley Godward LLP
One Freedom Square
Reston Town Center
11951 Freedom Drive
Reston, Virginia 20190-5656
Attention: Matthias Alder, Esq.
Facsimile: (703) 456-8100
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on a business day, and (ii) on the second business day after dispatch, if sent by internationally-recognized overnight courier. It is understood and agreed that this section 10.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
     10.6 Entire Agreement; Modifications. This Agreement sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto, including without limitation, the Curis Cross-License Agreements and the Original License Agreement, are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein. No amendment or modification of this Agreement will be binding upon the Parties unless made in writing and duly executed by authorized representatives of both Parties.
     10.7 Relationship of the Parties. It is expressly agreed that the Parties’ relationship under this Agreement is strictly one of licensor-licensee, and that this Agreement does not create or constitute a partnership, joint venture, or agency. Neither Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding (or purport to be binding) on the other. All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.
     10.8 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of claims based on the failure to perform or a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.
     10.9 Counterparts. This Agreement may be executed in 2 or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     10.10 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.
     10.11 Further Assurance. Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
     10.12 English Language. This Agreement has been written and executed in the English language. Any translation into any other language will not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.
     10.13 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. The language of this Agreement will be deemed to be the language mutually chosen by the Parties and no rule of strict construction will be applied against either Party hereto.
[Remainder of Page Intentionally Left Blank]

     In Witness Whereof, the Parties have caused this Agreement to be executed by their authorized representatives as of the Amendment Date.

	Micromet AG		Enzon Pharmaceuticals, Inc.

By:	/s/ Christian Itin	By:	/s/ Kenneth J. Zuerblis
Name:	Christian Itin	Name:	Kenneth J. Zuerblis
Title:	CEO	Title:	Vice President, Finance, Chief Financial Officer and Corporate Secretary

By:	/s/ Patrick Baeuerle
Name:	Patrick Baeuerle
Title:	CSO

[Signature Page to the Amended and Restated Cross-License Agreement]

2.

Appendix A
Enzon Licensed Patents

Application	Application				Patent	Date of
Number	Filing Date	Country	Title of Application	Status	Number	Grant
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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3.

Application	Application				Patent	Date of
Number	Filing Date	Country	Title of Application	Status	Number	Grant
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

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4.

Appendix B
Micromet Licensed Patents
     [***][***]

Country	Serial #	Filed	Patent #	Inventors	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     Biosynthetic Antibody Binding Sites/Genetically Engineered Antibody Analogues And Fusion Proteins Thereof

Country	Filed	Serial #	Patent #	Inventors	Title
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.

     [***]

Application	Application
Number	Filing Date		Country	Title of Application		Status	Patent Number
[***]	[***]	[***]		[***]	[***]		[***]

[***]	[***]	[***]		[***]	[***]		[***]

[***]	[***]	[***]		[***]	[***]		[***]

*	The rights granted under this Agreement do not apply to claims relating to those antibodies of specific sequences [***], which antibodies are described or disclosed in the above-described Patents, and such claims are excluded from the definition of the Micromet Licensed Patents.
     [***][***]

Country	Filed	Serial #	Patent #	Inventors	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.

     [***]

Country	Filed	Serial #	Patent #	Inventors	Title
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.

Appendix C
Field Limitations
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.39
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
AMENDMENT
TO
AMENDED AND RESTATED CROSS-LICENSE AGREEMENT
     This Amendment (the “Amendment") is made as of this 17th day of March, 2005 by and between Micromet AG, located at Staffelseestrasse 2, D-81477, Munich, Germany (“Micromet"), and Enzon Pharmaceuticals Inc., located at 685 Route 202/206, Bridgewater, New Jersey 08807, USA (“Enzon”) (each of Micromet and Enzon, a “Party” and, collectively, the “Parties”).
Recitals
     A. The Parties have entered into that certain Amended and Restated Cross-License Agreement, dated as of June 28, 2004 (the “Agreement"), pursuant to which the Parties have granted certain intellectual property licenses for the purposes described therein. Capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement.
     B. The Parties desire to amend the Agreement to include an additional licensed patent of Enzon thereunder.
Agreement
     Now, Therefore, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
     1. Amendment to Appendix A. The Parties hereby agree to amend Appendix A of the Agreement by appending the following at the end of such Appendix: “[***],’ issued [***]. The rights granted to such patent under this Agreement are solely in the field of manufacture, use or sale of Single Chain Antibodies.”
     2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     3. Effectiveness. This Amendment shall become effective upon the execution hereof by both Parties.
     4. Continuing Effect. Other than as set forth in this Amendment, all of the terms and conditions of the Agreement shall continue in full force and effect.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1.

     In Witness Whereof, the parties have executed this Amendment to Amended and Restated Cross-License Agreement as of the date first written above.

Micromet AG	Enzon Pharmaceuticals, Inc.

By: /s/ Christian Itin	By: /s/ Jeffrey H. Buchalter

Name: Christian Itin	Name: Jeffrey H. Buchalter

Title: CEO	Title: Chairman, President & CEO

2.